Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE SOUTHERN DISTRICT OF TEXAS
HOUSTON DIVISION

Case Name: Weatherford International plc, et al.
Case Number: 19-33694 - Jointly Administered

Petition Date: July 01, 2019

Monthly Operating Report Summary for the Period Ending

| Monthly Period (USD $ thousands) | Jul-19 | Aug-19 | Sep-19 | Oct-19 | Nov-19 | Dec-19 | Jan-20 |
|---|---|---|---|---|---|---|---|
| Revenues (MOR-6) | - | - | - | - | - | - | - |
| Operating Income (Loss) (MOR-6) | (12,305) | (73) | - | - | - | - | - |
| Net Income (Loss) (MOR-6) | (217,699) | (1,572) | - | - | - | - | - |
| Payments to Insiders (MOR-9) | - | - | - | - | - | - | - |
| Payments to Professionals (MOR-9) | 1,600 | 1,495 | - | - | - | - | - |
| Total Disbursements (Exhibit A) | 1,172,008 | 137,616 | - | - | - | - | - |

**The jointly administered Debtors are authorized to file monthly operating reports on a combined basis, and have disbursements broken down by case number on Exhibit A attached**
**The original of this document must be filed with the United States Bankruptcy Court**

**Required Insurance Maintained**

| As of Signature Date | [Check Yes / No] | Exp. Date |
|---|---|---|
| Excess Liability | Yes (X) No ( ) | Jun-20 |
| Worker's Compensation | Yes (X) No ( ) | Jun-20 |
| General Liability | Yes (X) No ( ) | Jun-20 |
| Auto Liability | Yes (X) No ( ) | Jun-20 |
| Other | Yes (X) No ( ) | Various |

Circle One

Are all accounts receivable being collected within terms? (Yes) No
Are all post-petition liabilities, including taxes, being paid within terms? (Yes) No
Have any pre-petition liabilities been paid? (Yes) No
If so, describe: Select FX settlements pursuant to the Hedging Motion Order (DI #85).

Are all funds received being deposited into DIP bank accounts? (Yes) No
Were any assets disposed of outside the normal course of business? Yes (No)
If so, describe: N/A
What is the status of your Plan of Reorganization?
Plan of Reorganization was confirmed on 9/11/2019 (DI #343).

Attorney Name: Timothy A. Davidson II "Tad"
Firm Name: Andrews Kurth
Address: 600 Travis St., Suite 4200

City, State, ZIP: Houston, Texas 77002
Telephone/Fax: 713-220-4200

I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

SIGNED X [signature]
(Original Signature)

Title: Vice President and Chief Accounting Officer

Stuart Fraser
(Print Name of Signatory)

September 20, 2019
Date

**Notes:**

*MOR-1*

*Page 1 of 12*

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE SOUTHERN DISTRICT OF TEXAS
HOUSTON DIVISION

| | | | |
|---|---|---|---|
| Case Name: | Weatherford International plc, et al. | Petition Date: | July 01, 2019 |
| Case Number: | 19-33694 - Jointly Administered | | |

## GLOBAL NOTES AND STATEMENTS OF LIMITATIONS AND DISCLAIMERS REGARDING THE DEBTORS' MONTHLY OPERATING REPORT

On July 1, 2019 (the "Petition Date"), Weatherford International plc and certain of its affiliated debtors, as debtors and debtors in possession (collectively, the "Debtors"), each commenced with the United States Bankruptcy Court for the Southern District of Texas (the "Court") a voluntary case under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code"). The Debtors are authorized to continue operating their businesses and managing their properties as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. On July 2, 2019, the Bankruptcy Court entered an order authorizing the joint administration of these cases pursuant to Rule 1015(b) of the Federal Rules of Bankruptcy Procedure. The Debtor's Disclosure Statement was approved and Plan of Reorganization was confirmed on September 11, 2019 (DI #343).

1. **General Methodology:** The Debtors are filing this monthly operating report (the "MOR") solely for purposes of complying with the monthly operating requirements of the Debtors' Chapter 11 cases. The financial information contained herein is unaudited, limited in scope, and as such, has not been subjected to procedures that would typically be applied to financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"). The MOR should not be relied on by any persons for information relating to current or future financial condition, events, or performance of any of the Debtors or their affiliates, as the results of operations contained herein are not necessarily indicative of results that may be expected from any other period or for the full year, and may not necessarily reflect the combined results of operations, financial position, and schedule of receipts and disbursements in the future. There can be no assurance that such information is complete, and the MOR may be subject to revision. The following notes, statements, and limitations should be referred to, and referenced in connection with, any review of the MOR.

2. **Basis of Presentation:** For financial reporting purposes, the Debtors prepare consolidated financial statements, which include information for Weatherford International, and its Debtor and non-debtor subsidiaries. This MOR only contains financial information of the Debtors. For the purposes of MOR reporting, the accompanying Balance Sheets and Statement of Income (Loss) of the Debtors have been prepared on a condensed combined basis. The Debtors are maintaining their books and records in accordance with U.S. GAAP and the information furnished in this MOR uses the Debtors' normal accrual method of accounting. In preparing the MOR, the Debtors relied on financial data derived from their books and records that was available at the time of preparation. Nevertheless, in preparing this MOR, the Debtors made reasonable efforts to supplement the information set forth in their books and records with additional information concerning transactions that may not have been identified therein. Subsequent information or discovery may result in material changes to the MOR and errors or omissions may exist. Notwithstanding any such discovery, new information, or errors or omissions, the Debtors do not undertake any obligation or commitment to update this MOR. The financial statements presented herein reflect the book values of the Debtor Entities only, and, as a result, do not reflect the going concern valuation of the Debtors or its non-debtor affiliates in part or in whole. For information regarding the going concern valuation of the Debtor, see Exhibit E to the "Disclosure Statement for Joint Prepackaged Plan of Reorganization for Weatherford International plc and Its Debtor Affiliates Under Chapter 11 of the Bankruptcy Code" (Docket #62). The Company is not liable for and undertakes no responsibility to indicate variations from securities laws or for any evaluations of the Company based on this financial information or any other information.

3. **Reporting Period:** Unless otherwise noted herein, the MOR generally reflects the Debtors' books and records and financial activity occurring during the applicable reporting period. Except as otherwise noted, no adjustments have been made for activity occurring after the close of the reporting period.

*Notes* *Page 2 of 12*

4. **Accuracy:** The financial information disclosed herein was not prepared in accordance with federal or state securities laws or other applicable non-bankruptcy law or in lieu of complying with any periodic reporting requirements thereunder. Persons and entities trading in or otherwise purchasing, selling, or transferring the claims against or equity interests in the Debtors should evaluate this financial information in light of the purposes for which it was prepared. The Debtors are not liable for and undertake no responsibility to indicate variations from securities laws or for any evaluations of the Debtors based on this financial information or any other information.

5. **Payment of Prepetition Claims Pursuant to First Day Orders:** On July 2, 2019 and July 16, 2019**,** the Bankruptcy Court entered orders (the "First Day Orders" and "Final First Day Orders", respectively) authorizing, but not directing, the Debtors to, among other things, (a) continued use of their cash management system, (b) continue and maintain the debtors insurance obligations, (c) honor obligations relating to existing customer programs, and (d) continue to honor certain of the debtors' swap agreements. If any payments were made on account of such claims following the commencement of these Chapter 11 cases pursuant to the authority granted to the Debtors by the Bankruptcy Court under the First Day Orders, such payments have been included in this MOR unless otherwise noted.

6. **Liabilities Subject to Compromise ("LSTC"):** LSTC represent the Debtors' estimate of pre-petition claims to be resolved in connection with the chapter 11 cases. As a result of the chapter 11 filings, the payment of pre-petition liabilities are subject to compromise or other treatment under a plan of reorganization. The determination of how liabilities will ultimately be settled or treated cannot be made until the Bankruptcy Court approves a Chapter 11 plan or reorganization. Pre-petition liabilities that are subject to compromise under ASC 852 are preliminary and may be subject to, among other things, future adjustments depending on Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, rejection of executory contracts, continued reconciliation or other events.

7. **Reorganization Items:** ASC 852 requires expenses and income directly associated with the Chapter 11 filings to be reported separately in the income statement as reorganization items. Reorganization items primarily include write-off of certain original issue discount and fees relating to debt obligations classified as LSTC, expenses related to legal advisory and representation services, other professional consulting and advisory services, and changes in liabilities subject to compromise recognized as there are changes in amounts expected to be allowed as claims. Nothing contained in this MOR shall constitute a waiver of any of the Debtors' rights or an admission with respect to their Chapter 11 proceedings, including, but not limited to, matters involving objections to claims, substantive consolidation, equitable subordination, defenses, characterization or re-characterization of contracts, assumption or rejection of contracts under the provisions of chapter 3 of Title 11 of the Bankruptcy Code and/or causes of action under the provisions of chapter 5 of the Bankruptcy Code or any other relevant applicable laws to recover assets or avoid transfers.

8. **Intercompany Transactions and Balance:** Prior to the Petition Date (and subsequent to the Petition Date but only pursuant to Bankruptcy Court approval), the Debtors routinely engaged (and continue to engage) in intercompany transactions with both Debtor and non-debtor affiliates. Intercompany transactions among the Debtors have been eliminated in the statement of cash flows, and have not been eliminated in the balance sheet and income statement contained herein, as these eliminations are only performed in consolidation.

9. **Insiders:** For purposes of this MOR, the Debtors defined "insiders" pursuant to section 101(31) of the Bankruptcy Code as: (a) directors; (b) officers; (c) persons in control of the Debtors; (d) relatives of the Debtors' directors, officers, or persons in control of the Debtors; and (e) Debtor and non-Debtor affiliates of the foregoing. Moreover, the Debtors do not take a position with respect to: (a) any insider's influence over the control of the Debtors; (b) the management responsibilities or functions of any such insider; (c) the decision making or corporate authority of any such insider; or (d) whether the Debtors or any such insider could successfully argue that he or she is not an "insider" under applicable law, with respect to any theories of liability, or for any other purpose.

10. **Reservation of Rights:** The Debtors reserve all rights to amend or supplement the MOR in all respects, as may be necessary or appropriate, but shall be under no obligation to do so. Nothing contained in this MOR shall constitute a waiver of any of the Debtors' rights or an admission with respect to their Chapter 11 cases.

*Notes* *Page 3 of 12*

IN THE UNITED STATES BANKRUPTCY COURT FOR THE SOUTHERN DISTRICT OF TEXAS HOUSTON DIVISION Case Name: Case Number: Weatherford International plc, et al. Petition Date: July 01, 2019 1933694 Jointly Administered Comparative Balance Sheets Cash & Cash Equivalents Restricted Cash Accounts Receivable, Net Inventory Total Other Current Assets (2) Total Current Assets PP&E, Net Goodwill Intangible Assets Other Long Term Assets Assets before Investment in Subsidiaries Notes: 2,282 26,344 75,940 312,943 113,596 74,013 207,624 151,300 74,564 104,566 9,140 500,552 7,500 433,488 6,531 113,706 508,052 440,019 (1) Excludes entries only recorded in consolidation and intercompany investment in subsidiaries. (2) Primarily represents backstop commitment fees. MOR2 Page 4 of 12 Assets (USD $ thousands) (1) 1Jul19 31Jul19 31Aug19 30Sep19 31Oct19 30Nov19 31Dec19

IN THE UNITED STATES BANKRUPTCY COURT FOR THE SOUTHERN DISTRICT OF TEXAS HOUSTON DIVISION July 01, 2019 Case Name: Case Number: Weatherford International plc, et al. Petition Date: 1933694 Jointly Administered Comparative Balance Sheets Accounts Payable Accrued Liabilities Shortterm Debt Total Current Liabilities Liabilities Subject to Compromise (2) Deferred Tax Liability Other LongTerm Liabilities Total Long Term Liabilities Equity / Retained Earnings (Deficit) Liabilities and Equity before Intercompany AP/AR Intercompany Payables, Net Total Liabilities and Equity Notes: (1) Excludes entries only recorded in consolidation. (2) LSTC updated from July MOR due to final accounting guidance 18 8,613 919,334 24 24,044 1,711,993 24 27,675 1,711,120 927,965 7,634,047 126 6,752 1,736,061 7,634,047 126 6,775 1,738,819 7,634,047 126 6,798 7,640,926 7,640,948 7,640,971 (10,779,627) (10,841,507) (10,827,602) (2,210,736) (1,464,498) (1,447,812) 2,324,443 1,972,549 1,887,831 113,706 508,052 440,019 MOR3 Page 5 of 12 Liabilities and Equity (USD $ thousands) (1) 1Jul19 31Jul19 31Aug19 30Sep19 31Oct19 30Nov19 31Dec19

IN THE UNITED STATES BANKRUPTCY COURT FOR THE SOUTHERN DISTRICT OF TEXAS HOUSTON DIVISION Case Name: Case Number: Weatherford International plc, et al. Petition Date: July 01, 2019 1933694 Jointly Administered Schedule of PostPetition Liabilities Trade Accounts Payable Accrued Liabilities Accrued Professional Fees Accrued Interest DIP Financing Other Shortterm Debt (2) Long Term Debt Total Other Long Term Liabilities Total PostPetition Liabilities Notes: (1) Excludes intercompany balances and entries only recorded in consolidation. (2) Insurance related liability. 6 5,884 11,258 6,902 1,400,000 6,993 6 4,385 16,360 6,299 1,400,000 6,120 1,431,043 1,433,164 MOR4 Page 6 of 12 PostPetition Liabilities (USD $ thousands) (1) 31Jul19 31Aug19 30Sep19 31Oct19 30Nov19 31Dec19 31Jan20

IN THE UNITED STATES BANKRUPTCY COURT FOR THE SOUTHERN DISTRICT OF TEXAS HOUSTON DIVISION Case Name: Case Number: Weatherford International plc, et al. Petition Date: July 01, 2019 1933694 Jointly Administered Aging of PostPetition Liabilities and Aging of Accounts Receivable Aging of PostPetition Liabilities as of August 31, 2019 Aging of Accounts Receivable Current 030 3160 6190 91+ Total MOR5 Page 7 of 12 Days 31Aug19 Days Trade Accounts Payable Accounts Payable Accrued Liabilities Accrued Professional Fees Accrued Interest Customer Deposits Total Current 4,385 7,140 6,299 030 6 9,220 3160 6190 91+ 17,824 9,226 Total 6 4,385 16,360 6,299 27,050 (USD $ thousands)

IN THE UNITED STATES BANKRUPTCY COURT FOR THE SOUTHERN DISTRICT OF TEXAS HOUSTON DIVISION Case Name: Case Number: Weatherford International plc, et al. Petition Date: July 1, 2019 1933694 Jointly Administered Statement of Income (Loss) for the Period Ending Revenue Selling, General & Administrative Equity in Earnings Intercompany Expense/(Income) Total Operating Expense / (Income) Depreciation and amortization Interest Expense Disposition of Assets (Gain) / Loss Prepetition Charges and Reorganization Items (2) Other (Income) & Expense (3) Total Interest, Depreciation and Other Income (Loss) before income taxes Income Tax Expense (Benefit) Net Income (Loss) Notes: 384 36 11,885 399 (326) 12,305 8,447 193,525 3,418 73 10,202 6,594 (15,310) 205,390 (217,695) 5 1,487 (1,559) 13 (217,699) (1,572) (1) The period ending: "31Jul2019" excludes prepetition activity occurring on 7/1/2019 prior to filing of the petition. (2) DIP financing fees, writeoff of unamortized discounts, debt issuance costs, and restructuring professional expenses. (3) LC fees, currency gain/loss and income eliminated in consolidation. MOR6 Page 8 of 12 Profit and Loss (USD $ thousands) (1) 31Jul19 31Aug19 30Sep19 31Oct19 30Nov19 31Dec19 31Jan20

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE SOUTHERN DISTRICT OF TEXAS
HOUSTON DIVISION

Case Name: Weatherford International plc, et al.
Case Number: 19-33694 - Jointly Administered

Petition Date: July 1, 2019

Cash Receipts and Disbursements for the Period Ending

| Book Cash Receipts and Disbursements (USD $ thousands) (1) | 1-Jul-19 | 31-Jul-19 | 31-Aug-19 | 30-Sep-19 | 31-Oct-19 | 30-Nov-19 | 31-Dec-19 |
|---|---|---|---|---|---|---|---|
| BEGINNING CASH & CASH EQUIVALENTS | | 2,282 | 312,943 | | | | |
| **Operating Cash Receipts** | | | | | | | |
| Operational Receipts | | - | - | | | | |
| Other Collections/(Disbursements)[2] | | (2,331) | (4,937) | | | | |
| **Total Operating Receipts** | | **(2,331)** | **(4,937)** | - | - | - | - |
| **Operating Cash Disbursements** | | | | | | | |
| Trade Vendors | | (18) | (53) | | | | |
| **Total Operating Disbursements** | | **(18)** | **(53)** | - | - | - | - |
| **Operating Cash Flow** | | **(2,349)** | **(4,990)** | - | - | - | - |
| **Financing** | | | | | | | |
| Net DIP Financing[3] | | 756,994 | - | | | | |
| DIP and Default Interest / Fees | | (1,783) | (10,686) | | | | |
| Other Financing Receipts/(Disbursements) | | (14) | - | | | | |
| Repayment of Prepetition Financing | | - | - | | | | |
| **Financing Cash Flow** | | **755,197** | **(10,686)** | | | | |
| **Restructuring** | | | | | | | |
| Professional Fees | | (1,600) | (1,495) | | | | |
| **Intercompany** | | | | | | | |
| Intercompany - Debtor | | - | - | | | | |
| Intercompany - Non-Debtor | | (167,089) | (69,415) | | | | |
| Intercompany - Non-Debtor LC | | (186,244) | 18,970 | | | | |
| **Cash Collateral / LC's** | | | | | | | |
| (Increase)/Decrease in Cash Collateral | | (87,254) | (37,702) | | | | |
| NET CASH FLOW | | **310,661** | **(105,319)** | | | | |
| ENDING CASH & CASH EQUIVALENTS | 2,282 | 312,943 | 207,624 | | | | |

(1) The period ending: "31-Jul-2019" excludes pre-petition activity occurring on 7/1/2019 prior to filing of the petition.

(2) Net FX settlements.

(3) DIP proceeds less repayment of prepetition secured facilities and fees.

*MOR-7*

*Page 9 of 12*

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE SOUTHERN DISTRICT OF TEXAS
HOUSTON DIVISION

| | | | |
|---|---|---|---|
| Case Name: | Weatherford International plc, et al. | Petition Date: | July 01, 2019 |
| Case Number: | 19-33694 - Jointly Administered | | |

**Cash Account Reconciliation**

**(USD $ thousands)**

**Bank Account Balances as of August 31, 2019**

| Bank | Legal Entity | Account # | Type | Balance |
|---|---|---|---|---|
| JPMorgan Chase New York | Weatherford International LLC | xxxxxx7932 | Concentration Account | 75,735 |
| JPMorgan Chase New York | Weatherford International LLC | xxxxxx8443 | Foreign Elec. Wire Acct. | 5 |
| JPMorgan Chase Bank, N.A. (TX) | Weatherford International LLC | xxxxxx0080 | Depository Account | 10 |
| JPMorgan Chase New York | Weatherford International LLC | xxxxxx2382 | Intercompany Account | 14 |
| JPMorgan Chase New York | Weatherford International LLC | xxxxxx9237 | Factoring Account | - |
| JPMorgan Chase New York | Weatherford International Ltd. | xxxxxx8448 | Depository Account | 131,700 |
| JPMorgan Chase New York | Weatherford International plc | xxxxxx2781 | Intercompany Account | 35 |
| JPMorgan Chase New York | Weatherford International plc | xxxxxx8534 | Disbursement Account | 0 |
| Deutsche Bank A.G. | Weatherford International plc | xxxxxx5692 | Local Tax/Assessment Account | 30 |
| Wells Fargo Bank, N.A. | Weatherford International LLC | xxxxxx3341 | Flex. Spend Account | 89 |
| Wells Fargo Bank, N.A. | Weatherford International LLC | xxxxxx8805 | Payroll Tax Account | 7 |
| **Total Cash** | | | | **207,624** |

**Book-To-Bank Cash Reconciliation**

| | |
|---|---|
| Beginning Cash & Cash Equivalents Balance [(1)] | 312,943 |
| (+/-) Net Book Cash Flow (MOR-7) | (105,319) |
| Ending Cash & Cash Equivalents Balance (MOR-2) | 207,624 |
| (+/-) Cash In Transit, Outstanding Checks, & Other | - |
| Ending Bank Balance | 207,624 |

**Notes:**
(1) Balance as of 7/31/2019.

*MOR-8* *Page 10 of 12*

IN THE UNITED STATES BANKRUPTCY COURT FOR THE SOUTHERN DISTRICT OF TEXAS HOUSTON DIVISION Case Name: Case Number: Weatherford International plc, et al. Petition Date: July 01, 2019 1933694 Jointly Administered Total Disbursements by Debtor Entity for the Period Ending Total Disbursements By Debtor Entity 1933694 Weatherford International plc Total Disbursements Less 7/1/19 Prepetition disbursements Less Interdebtor Transfers: 233 (6) 1,503 Disbursements for US Trustee Calc: Weatherford International Ltd Total Disbursements: Less 7/1/19 Prepetition disbursements Less Interdebtor Transfers: 227 1,503 1933707 1,312,702 (105,798) (300,075) 73,855 (32,274) Disbursements for US Trustee Calc: Weatherford International LLC Total Disbursements: Less 7/1/19 Prepetition disbursements Less Interdebtor Transfers: 906,828 41,581 1933676 267,641 (2,689) 94,971 (438) Disbursements for US Trustee Calc: 264,952 94,533 Total Notes: 1,172,008 137,616 Exhibit A Page 11 of 12 Debtor Case # Legal Entity Name 31Jul19 31Aug19 30Sep19 31Oct19 30Nov19 31Dec19 31Jan20 (USD thousands $)

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE SOUTHERN DISTRICT OF TEXAS
HOUSTON DIVISION

| | | | |
|---|---|---|---|
| Case Name: | Weatherford International plc, et al. | Petition Date: | July 01, 2019 |
| Case Number: | 19-33694 - Jointly Administered | | |

**Payments to Insiders and Professionals for the Period Ending**

| Payments to Insiders & Professionals (USD $ thousands) | 31-Jul-19 | 31-Aug-19 | 30-Sep-19 | 31-Oct-19 | 30-Nov-19 | 31-Dec-19 | 31-Jan-20 |
|---|---|---|---|---|---|---|---|
| **Total Payments to Insiders (1)** | - | - | - | - | - | - | |
| | | | | | | | |
| **Payments to Professionals (2)** | | | | | | | |
| **Debtor Retained Professionals** | | | | | | | |
| 1. Latham & Watkins, LLP (Debtors' Co-Counsel) | - | - | | | | | |
| 2. Hunton Andrews Kurth (Debtors' Co-Counsel) | - | - | | | | | |
| 3. Lazard Frères & Co. LLC (Debtors' Investment Banker) | - | - | | | | | |
| 4. Alvarez & Marsal North America, LLC (Debtors' Restructuring Advisor) | - | - | | | | | |
| 5. Prime Clerk (Debtors' Claims Agent) | - | 603 | | | | | |
| 6. KPMG LLP (Debtors' Auditor) | - | - | | | | | |
| 7. PricewaterhouseCoopers LLP (Debtors' Tax Advisor) | - | - | | | | | |
| 8. Duff & Phelps (Debtors' Valuation Advisor) | - | - | | | | | |
| 9. Deloitte (Debtors' Accounting Advisor) | - | - | | | | | |
| **Other Debtor Professionals** | | | | | | | |
| 10. Baker McKenzie (Debtors' Tax Counsel) | - | - | | | | | |
| 11. Finance Risk Services Ltd. (Bermuda Liquidator) | 1,000 | - | | | | | |
| 12. Matheson (Irish Examiner) | - | - | | | | | |
| **Creditor Professionals** | | | | | | | |
| 13. Shearman & Sterling (DIP Agent's Counsel) | - | 796 | | | | | |
| 14. FTI (Prepetition RCF Financial Advisor) | 9 | 16 | | | | | |
| 15. Simpson Thatcher (Prepetition RCF Counsel) | 389 | - | | | | | |
| 16. Akin Gump Strauss Hauer & Feld LLP (Ad Hoc Group's Counsel) | - | - | | | | | |
| 17. Evercore (Ad Hoc Group's Investment Banker) | 164 | - | | | | | |
| 18. Korn Ferry (Ad Hoc Group's Board Member Consultant) | 37 | 81 | | | | | |
| **Other Professionals** | | | | | | | |
| 19. U.S. Trustee Fees (Quarterly) | - | - | | | | | |
| | | | | | | | |
| **Total Payments to Professionals** | **1,600** | **1,495** | - | - | - | - | - |

Notes:

(1) Debtor entities do not have any employees, as such there are no payments to insiders.

(2) Payments to ordinary course professionals are not included in MOR-9.

*MOR-9*

*Page 12 of 12*